                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER
PROFORMA OPERATING INCOME WITHOUT GOODWILL AMORTIZATION (a)

                                             Total        Total                                                            Total
                                             1998         1999        Q1 2000      Q2 2000      Q3 2000      Q4 2000       2000
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                 $ 148,017    $ 161,056    $  45,893    $  47,357    $  48,752    $  47,820    $ 189,822
Business & Government Svcs Revenue           150,169      187,999       54,583       58,480       60,316       59,891      233,270
Marketing Services Revenue                     6,340       42,946       15,135       15,811       15,881       16,722       63,549
Royalty Revenue                                6,636        6,219        1,543        1,648        1,604        1,569        6,364
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Core Revenue (c)                         $ 311,162    $ 398,220    $ 117,154    $ 123,296    $ 126,553    $ 126,002    $ 493,005
                                           =========    =========    =========    =========    =========    =========    =========
Revenue from Divested &
 Discontinued Lines (b)                      106,063       64,035       18,170       13,250       12,324       10,869       54,613
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Revenue w/o Reimbursable
   Expenses (d)                            $ 417,225    $ 462,255    $ 135,324    $ 136,546    $ 138,877    $ 136,871    $ 547,618
Reimbursable Expenses per
 EITF 01-14 (d)                                6,069       38,131        9,657        8,488        9,420        9,827       37,392
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Total Revenue                            $ 423,294    $ 500,386    $ 144,981    $ 145,034    $ 148,297    $ 146,698    $ 585,010
                                           =========    =========    =========    =========    =========    =========    =========
Insurance Services Operating Income (a)    $  66,941    $  78,335    $  21,054    $  23,212    $  24,472    $  26,811    $  95,549
Business & Government Svcs
 Operating Income (a)                         12,613        9,006        3,576        8,934       11,832       14,405       38,747
Marketing Services Operating Income (a)        1,819       12,856        4,939        5,989        6,084        6,448       23,460
Royalty Operating Income                       3,903        3,483          885        1,017          953          949        3,804
Income from Reimbursable Expenses                 --           --           --           --           --           --           --
Divested & Discontinued Operating
 Income (a) (b)                               14,947       16,651        4,095        2,296        2,078          781        9,250
Corporate                                    (27,611)     (33,619)      (8,453)     (11,664)     (11,580)     (11,806)     (43,503)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
  Operating Income before merger costs,
   unusual items and gain/loss on sale
   of business                             $  72,612    $  86,712    $  26,096    $  29,784    $  33,839    $  37,588    $ 127,307
                                           =========    =========    =========    =========    =========    =========    =========
Merger costs, unusual items and
 gain/loss on sale of business (e)             5,049          513           --      (28,419)          --           --      (28,419)
                                           ---------    ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                           $  77,661    $  87,225    $  26,096    $   1,365    $  33,839    $  37,588    $  98,888
                                           =========    =========    =========    =========    =========    =========    =========

CORE REVENUE GROWTH RATE                                     28.0%                                                            23.8%

OPERATING MARGINS
Insurance Services                              45.2%        48.6%        45.9%        49.0%        50.2%        56.1%        50.3%
Business & Government Services                   8.4%         4.8%         6.6%        15.3%        19.6%        24.1%        16.6%
Marketing Services                              28.7%        29.9%        32.6%        37.9%        38.3%        38.6%        36.9%
Divested & Discontinued Lines(b)                14.1%        26.0%        22.5%        17.3%        16.9%         7.2%        16.9%
ChoicePoint excluding merger costs, etc.,
 as a percentage of revenue w/o
 reimbursable expenses (d)                      17.4%        18.8%        19.3%        21.8%        24.4%        27.5%        23.2%
OPERATING INCOME AS A PERCENTAGE
 OF REVENUE W/O REIMBURSABLE
 EXPENSES (d)                                   18.6%        18.9%        19.3%         1.0%        24.4%        27.5%        18.1%

                                                                                                   Total
                                              Q1 2001      Q2 2001      Q3 2001      Q4 2001       2001
                                             ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                   $  54,263    $  57,283    $  58,734    $  57,447    $ 227,727
Business & Government Svcs Revenue              61,921       64,875       70,608       70,005      267,409
Marketing Services Revenue                      16,586       16,150       22,054       21,671       76,461
Royalty Revenue                                  1,657        1,807        1,630        1,714        6,808
                                             ---------    ---------    ---------    ---------    ---------
  Core Revenue (c)                           $ 134,427    $ 140,115    $ 153,026    $ 150,837    $ 578,405
                                             =========    =========    =========    =========    =========
Revenue from Divested &
 Discontinued Lines (b)                          8,902        9,272        5,877          192       24,243
                                             ---------    ---------    ---------    ---------    ---------
  Revenue w/o Reimbursable
   Expenses (d)                              $ 143,329    $ 149,387    $ 158,903    $ 151,029    $ 602,648
Reimbursable Expenses per
 EITF 01-14 (d)                                  8,950        8,139       10,816       10,123       38,028
                                             ---------    ---------    ---------    ---------    ---------
  Total Revenue                              $ 152,279    $ 157,526    $ 169,719    $ 161,152    $ 640,676
                                             =========    =========    =========    =========    =========
Insurance Services Operating Income (a)      $  27,257    $  30,410    $  31,945    $  30,895    $ 120,507
Business & Government Svcs
 Operating Income (a)                           13,323       13,330       13,633       15,917       56,203
Marketing Services Operating Income (a)          5,390        6,772        7,077        7,152       26,391
Royalty Operating Income                         1,051        1,191        1,011        1,147        4,400
Income from Reimbursable Expenses                   --           --           --           --           --
Divested & Discontinued Operating
 Income (a) (b)                                   (279)          67         (464)        (292)        (968)
Corporate                                      (10,843)     (13,929)     (12,525)     (11,981)     (49,278)
                                             ---------    ---------    ---------    ---------    ---------
  Operating Income before merger costs,
   unusual items and gain/loss on sale
   of business                               $  35,899    $  37,841    $  40,677    $  42,838    $ 157,255
                                             =========    =========    =========    =========    =========
Merger costs, unusual items and
 gain/loss on sale of business (e)             (17,865)          --      (10,853)          --      (28,718)
                                             ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                             $  18,034    $  37,841    $  29,824    $  42,838    $ 128,537
                                             =========    =========    =========    =========    =========

CORE REVENUE GROWTH RATE                          14.7%        13.6%        20.9%        19.7%        17.3%

OPERATING MARGINS
Insurance Services                                50.2%        53.1%        54.4%        53.8%        52.9%
Business & Government Services                    21.5%        20.5%        19.3%        22.7%        21.0%
Marketing Services                                32.5%        41.9%        32.1%        33.0%        34.5%
Divested & Discontinued Lines(b)                  -3.1%         0.7%        -7.9%      -152.1%        -4.0%
ChoicePoint excluding merger costs, etc.,
 as a percentage of revenue w/o
 reimbursable expenses (d)                        25.0%        25.3%        25.6%        28.4%        26.1%
OPERATING INCOME AS A PERCENTAGE
 OF REVENUE W/O REIMBURSABLE
 EXPENSES (d)                                     12.6%        25.3%        18.8%        28.4%        21.3%

                                                                                                    Total
                                               Q1 2002      Q2 2002      Q3 2002      Q4 2002       2002        Q1 2003
                                              ---------    ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                    $  64,140    $  67,031    $  70,495    $  68,616    $ 270,282    $  76,134
Business & Government Svcs Revenue               69,116       75,713       79,307       84,625      308,761       80,995
Marketing Services Revenue                       23,717       27,950       27,467       26,699      105,833       25,573
Royalty Revenue                                   1,597        1,542        1,563        1,153        5,855        1,303
                                              ---------    ---------    ---------    ---------    ---------    ---------
  Core Revenue (c)                            $ 158,570    $ 172,236    $ 178,832    $ 181,093    $ 690,731    $ 184,005
                                              =========    =========    =========    =========    =========    =========
Revenue from Divested &
 Discontinued Lines (b)                              72           --           --           --           72           --
                                              ---------    ---------    ---------    ---------    ---------    ---------
  Revenue w/o Reimbursable
   Expenses (d)                               $ 158,642    $ 172,236    $ 178,832    $ 181,093    $ 690,803    $ 184,005
Reimbursable Expenses per
 EITF 01-14 (d)                                  10,019        9,923       10,098        8,480       38,520       10,944
                                              ---------    ---------    ---------    ---------    ---------    ---------
  Total Revenue                               $ 168,661    $ 182,159    $ 188,930    $ 189,573    $ 729,323    $ 194,949
                                              =========    =========    =========    =========    =========    =========
Insurance Services Operating Income (a)       $  35,024    $  35,502    $  37,163    $  36,950    $ 144,639    $  42,436
Business & Government Svcs
 Operating Income (a)                            12,520       17,293       19,549       20,062       69,424       15,571
Marketing Services Operating Income (a)           7,405        9,232        8,509        7,720       32,866        6,908
Royalty Operating Income                            997          933          932          464        3,326          646
Income from Reimbursable Expenses                    --           --           --           --           --           --
Divested & Discontinued Operating
 Income (a) (b)                                    (206)          --           --           --         (206)          --
Corporate                                       (11,518)     (16,885)     (16,163)     (15,619)     (60,185)     (13,758)
                                              ---------    ---------    ---------    ---------    ---------    ---------
  Operating Income before merger costs,
   unusual items and gain/loss on sale
   of business                                $  44,222    $  46,075    $  49,990    $  49,577    $ 189,864    $  51,803
                                              =========    =========    =========    =========    =========    =========
Merger costs, unusual items and
 gain/loss on sale of business (e)                   --       (7,342)          --           --       (7,342)          --
                                              ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                              $  44,222    $  38,733    $  49,990    $  49,577    $ 182,522    $  51,803
                                              =========    =========    =========    =========    =========    =========

CORE REVENUE GROWTH RATE                           18.0%        22.9%        16.9%        20.1%        19.4%        16.0%

OPERATING MARGINS
Insurance Services                                 54.6%        53.0%        52.7%        53.9%        53.5%        55.7%
Business & Government Services                     18.1%        22.8%        24.6%        23.7%        22.5%        19.2%
Marketing Services                                 31.2%        33.0%        31.0%        28.9%        31.1%        27.0%
Divested & Discontinued Lines(b)                 -286.1%         n/a          n/a          n/a       -286.1%         n/a
ChoicePoint excluding merger costs, etc.,
 as a percentage of revenue w/o
 reimbursable expenses (d)                         27.9%        26.8%        28.0%        27.4%        27.5%        28.2%
OPERATING INCOME AS A PERCENTAGE
 OF REVENUE W/O REIMBURSABLE
 EXPENSES (d)                                      27.9%        22.5%        28.0%        27.4%        26.4%        28.2%

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.

(d) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth.

(e) Merger-related costs, unusual items and gain (loss) on sale of business represent costs not in the ordinary course of business which are excluded by management in assessing and managing its continuing operations and determining operational incentive awards.

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                               Total       Total                                                            Total
                                               1998        1999        Q1 2000      Q2 2000      Q3 2000      Q4 2000       2000
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                   $ 148,017   $ 161,056    $  45,893    $  47,357    $  48,752    $  47,820    $ 189,822
Business & Government Svcs Revenue             150,169     187,999       54,583       58,480       60,316       59,891      233,270
Marketing Services Revenue                       6,340      42,946       15,135       15,811       15,881       16,722       63,549
Royalty Revenue                                  6,636       6,219        1,543        1,648        1,604        1,569        6,364
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
   Core Revenue (b)                          $ 311,162   $ 398,220    $ 117,154    $ 123,296    $ 126,553    $ 126,002    $ 493,005
                                             =========   =========    =========    =========    =========    =========    =========
Revenue from Divested &
 Discontinued Lines (a)                        106,063      64,035       18,170       13,250       12,324       10,869       54,613
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
   Revenue w/o Reimbursable
    Expenses (c)                             $ 417,225   $ 462,255    $ 135,324    $ 136,546    $ 138,877    $ 136,871    $ 547,618
Reimbursable Expenses per
 EITF 01-14 (c)                                  6,069      38,131        9,657        8,488        9,420        9,827       37,392
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
   Total Revenue                             $ 423,294   $ 500,386    $ 144,981    $ 145,034    $ 148,297    $ 146,698    $ 585,010
                                             =========   =========    =========    =========    =========    =========    =========
Insurance Services Operating Income          $  66,387   $  77,604    $  20,923    $  23,055    $  24,317    $  26,597    $  94,892
Business & Government Svcs Operating Income      7,998       2,285        1,200        6,738        9,429       12,010       29,377
Marketing Services Operating Income              1,269      10,526        3,912        4,923        5,026        5,424       19,285
Royalty Operating Income                         3,903       3,483          885        1,017          953          949        3,804
Income from Reimbursable Expenses                   --          --           --           --           --           --           --
Divested & Discontinued Operating Income (a)    13,743      15,446        3,794        1,995        1,776          480        8,045
Corporate                                      (27,611)    (33,619)      (8,453)     (11,664)     (11,580)     (11,806)     (43,503)
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
   Operating Income before merger costs,
    unusual items and gain/loss on sale
    of business                              $  65,689   $  75,725    $  22,261    $  26,064    $  29,921    $  33,654    $ 111,900
                                             =========   =========    =========    =========    =========    =========    =========
Merger costs, unusual items and gain/loss
 on sale of business (d)                         5,049         513           --      (28,419)          --           --      (28,419)
                                             ---------   ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                             $  70,738   $  76,238    $  22,261    $  (2,355)   $  29,921    $  33,654    $  83,481
                                             =========   =========    =========    =========    =========    =========    =========
OPERATING MARGINS
Insurance Services                                44.9%       48.2%        45.6%        48.7%        49.9%        55.6%        50.0%
Business & Government Services                     5.3%        1.2%         2.2%        11.5%        15.6%        20.1%        12.6%
Marketing Services                                20.0%       24.5%        25.8%        31.1%        31.6%        32.4%        30.3%
Divested & Discontinued Lines (a)                 13.0%       24.1%        20.9%        15.1%        14.4%         4.4%        14.7%
ChoicePoint excluding merger costs, etc.,
 as a percentage of revenue w/o
 reimbursable expenses (c)                        15.7%       16.4%        16.5%        19.1%        21.5%        24.6%        20.4%

OPERATING INCOME AS A PERCENTAGE OF
 REVENUE W/O REIMBURSABLE EXPENSES (c)            17.0%       16.5%        16.5%        -1.7%        21.5%        24.6%        15.2%

OPERATING INCOME AS A PERCENTAGE OF
 TOTAL REVENUE                                    16.7%       15.2%        15.4%        -1.6%        20.2%        22.9%        14.3%

INTERNAL GROWTH RATES (e)
Insurance Services                                21.9%       18.4%        22.0%        18.7%        17.6%        14.1%        18.0%
Business & Government Services                    19.9%       15.0%        15.9%        10.6%        17.7%        12.9%        14.2%
Marketing Services                                 n/a         n/a         23.9%        21.4%        12.1%        12.9%        17.0%
Total ChoicePoint                                 20.3%       16.1%        18.8%        14.9%        16.9%        13.2%        15.8%

                                                                                                   Total
                                              Q1 2001      Q2 2001      Q3 2001      Q4 2001       2001
                                             ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                   $  54,263    $  57,283    $  58,734    $  57,447    $ 227,727
Business & Government Svcs Revenue              61,921       64,875       70,608       70,005      267,409
Marketing Services Revenue                      16,586       16,150       22,054       21,671       76,461
Royalty Revenue                                  1,657        1,807        1,630        1,714        6,808
                                             ---------    ---------    ---------    ---------    ---------
   Core Revenue (b)                          $ 134,427    $ 140,115    $ 153,026    $ 150,837    $ 578,405
                                             =========    =========    =========    =========    =========
Revenue from Divested &
 Discontinued Lines (a)                          8,902        9,272        5,877          192       24,243
                                             ---------    ---------    ---------    ---------    ---------
   Revenue w/o Reimbursable
    Expenses (c)                             $ 143,329    $ 149,387    $ 158,903    $ 151,029    $ 602,648
Reimbursable Expenses per
 EITF 01-14 (c)                                  8,950        8,139       10,816       10,123       38,028
                                             ---------    ---------    ---------    ---------    ---------
   Total Revenue                             $ 152,279    $ 157,526    $ 169,719    $ 161,152    $ 640,676
                                             =========    =========    =========    =========    =========
Insurance Services Operating Income          $  27,004    $  30,125    $  31,663    $  30,615    $ 119,407
Business & Government Svcs Operating Income     10,773       10,497       10,769       13,050       45,089
Marketing Services Operating Income              4,338        5,721        6,025        6,101       22,185
Royalty Operating Income                         1,051        1,191        1,011        1,147        4,400
Income from Reimbursable Expenses                   --           --           --           --           --
Divested & Discontinued Operating Income (a)      (580)        (234)        (665)        (292)      (1,771)
Corporate                                      (10,843)     (13,929)     (12,525)     (11,981)     (49,278)
                                               -------      -------      -------      -------      -------
   Operating Income before merger costs,
    unusual items and gain/loss on sale
    of business                              $  31,743    $  33,371    $  36,278    $  38,640    $ 140,032
                                             =========    =========    =========    =========    =========
Merger costs, unusual items and gain/loss
 on sale of business (d)                       (17,865)          --      (10,853)          --      (28,718)
                                             ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                             $  13,878    $  33,371    $  25,425    $  38,640    $ 111,314
                                             =========    =========    =========    =========    =========

OPERATING MARGINS
Insurance Services                                49.8%        52.6%        53.9%        53.3%        52.4%
Business & Government Services                    17.4%        16.2%        15.3%        18.6%        16.9%
Marketing Services                                26.2%        35.4%        27.3%        28.2%        29.0%
Divested & Discontinued Lines (a)                 -6.5%        -2.5%       -11.3%      -152.1%        -7.3%
ChoicePoint excluding merger costs, etc.,
 as a percentage of revenue w/o
 reimbursable expenses (c)                        22.1%        22.3%        22.8%        25.6%        23.2%

OPERATING INCOME AS A PERCENTAGE OF
 REVENUE W/O REIMBURSABLE EXPENSES (c)             9.7%        22.3%        16.0%        25.6%        18.5%

OPERATING INCOME AS A PERCENTAGE OF
 TOTAL REVENUE                                     9.1%        21.2%        15.0%        24.0%        17.4%

INTERNAL GROWTH RATES (e)
Insurance Services                                14.9%        15.8%        16.0%        18.5%        16.3%
Business & Government Services                     8.6%         1.4%        -3.8%        -5.6%        -0.1%
Marketing Services                                 9.6%         2.1%         2.3%        -4.0%         2.3%
Total ChoicePoint                                 11.2%         7.1%         4.6%         4.0%         6.6%

                                                                                                   Total
                                               Q1 2002      Q2 2002      Q3 2002      Q4 2002       2002        Q1 2003
                                              ---------    ---------    ---------    ---------    ---------    ---------
Insurance Services Revenue                    $  64,140    $  67,031    $  70,495    $  68,616    $ 270,282    $  76,134
Business & Government Svcs Revenue               69,116       75,713       79,307       84,625      308,761       80,995
Marketing Services Revenue                       23,717       27,950       27,467       26,699      105,833       25,573
Royalty Revenue                                   1,597        1,542        1,563        1,153        5,855        1,303
                                              ---------    ---------    ---------    ---------    ---------    ---------
   Core Revenue (b)                           $ 158,570    $ 172,236    $ 178,832    $ 181,093    $ 690,731    $ 184,005
                                              =========    =========    =========    =========    =========    =========
Revenue from Divested &
 Discontinued Lines (a)                              72           --           --           --           72           --
                                              ---------    ---------    ---------    ---------    ---------    ---------
   Revenue w/o Reimbursable
    Expenses (c)                              $ 158,642    $ 172,236    $ 178,832    $ 181,093    $ 690,803    $ 184,005
Reimbursable Expenses per
 EITF 01-14 (c)                                  10,019        9,923       10,098        8,480       38,520       10,944
                                              ---------    ---------    ---------    ---------    ---------    ---------
   Total Revenue                              $ 168,661    $ 182,159    $ 188,930    $ 189,573    $ 729,323    $ 194,949
                                              =========    =========    =========    =========    =========    =========
Insurance Services Operating Income           $  35,024    $  35,502    $  37,163    $  36,950    $ 144,639    $  42,436
Business & Government Svcs Operating Income      12,520       17,293       19,549       20,062       69,424       15,571
Marketing Services Operating Income               7,405        9,232        8,509        7,720       32,866        6,908
Royalty Operating Income                            997          933          932          464        3,326          646
Income from Reimbursable Expenses                    --           --           --           --           --           --
Divested & Discontinued Operating Income (a)       (206)          --           --           --         (206)          --
Corporate                                       (11,518)     (16,885)     (16,163)     (15,619)     (60,185)     (13,758)
                                              ---------    ---------    ---------    ---------    ---------    ---------
   Operating Income before merger costs,
    unusual items and gain/loss on sale
    of business                               $  44,222    $  46,075    $  49,990    $  49,577    $ 189,864    $  51,803
                                              =========    =========    =========    =========    =========    =========

Merger costs, unusual items and gain/loss
 on sale of business (d)                             --       (7,342)          --           --       (7,342)          --
                                              ---------    ---------    ---------    ---------    ---------    ---------
OPERATING INCOME                              $  44,222    $  38,733    $  49,990    $  49,577    $ 182,522    $  51,803
                                              =========    =========    =========    =========    =========    =========
OPERATING MARGINS
Insurance Services                                 54.6%        53.0%        52.7%        53.9%        53.5%        55.7%
Business & Government Services                     18.1%        22.8%        24.6%        23.7%        22.5%        19.2%
Marketing Services                                 31.2%        33.0%        31.0%        28.9%        31.1%        27.0%
Divested & Discontinued Lines (a)                -286.1%         n/a          n/a          n/a       -286.1%          n/a
ChoicePoint excluding merger costs, etc.,
 as a percentage of revenue w/o
 reimbursable expenses (c)                         27.9%        26.8%        28.0%        27.4%        27.5%        28.2%

OPERATING INCOME AS A PERCENTAGE OF
 REVENUE W/O REIMBURSABLE EXPENSES (c)             27.9%        22.5%        28.0%        27.4%        26.4%        28.2%

OPERATING INCOME AS A PERCENTAGE OF
 TOTAL REVENUE                                     26.2%        21.3%        26.5%        26.2%        25.0%        26.6%

INTERNAL GROWTH RATES (e)
Insurance Services                                 17.5%        17.0%        18.5%        18.0%        17.8%        17.2%
Business & Government Services                     -3.8%         5.6%        12.3%        17.6%         8.4%         3.9%
Marketing Services                                  3.4%         5.4%         4.9%         6.7%         5.2%        -2.4%
Total ChoicePoint                                   5.7%        10.0%        13.4%        15.6%        11.4%         8.1%


(a) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.

(c) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth.

(d) Merger-related costs, unusual items and gain (loss) on sale of business represent costs not in the ordinary course of business which are excluded by management in assessing and managing its continuing operations and determining operational incentive awards.

(e) Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                       Total      Total                                               Total
                                                       1998       1999      Q1 2000    Q2 2000   Q3 2000   Q4 2000     2000
                                                     --------   --------   --------   --------   -------  --------   --------
NET INCOME                                           $ 42,315   $ 42,197   $ 12,601   $ (5,778)  $17,513  $ 19,486   $ 43,822

EPS                                                  $   0.52   $   0.52   $   0.15   $  (0.07)  $  0.21  $   0.23   $   0.52

LESS:
   Cumulative change in accounting principle, net          --         --         --         --        --        --         --
   Income from discontinued operations, net of tax      4,037      3,997      1,134        888     1,227       407      3,656
   Gain on sale of discontinued operations, net            --         --         --         --        --        --         --
                                                     --------   --------   --------   --------   -------  --------   --------
 Net income from continuing operations               $ 38,278   $ 38,200   $ 11,467   $ (6,666)  $16,286  $ 19,079   $ 40,166
                                                     ========   ========   ========   =========  =======  ========   ========
EPS from continuing operations                       $   0.47   $   0.47   $   0.14   $  (0.08)  $  0.19  $   0.22   $   0.48
                                                     ========   ========   ========   =========  =======  ========   ========
Add back: goodwill amortization net of taxes (a)        5,401      9,397      2,889      3,395     3,182     3,419     12,885

Pro forma Net income from continuing operations (a)  $ 43,679   $ 47,597   $ 14,356   $ (3,271)  $19,468  $ 22,498   $ 53,051
                                                     ========   ========   ========   ========   =======  ========   ========
Pro forma EPS from continuing operations (a)         $   0.54   $   0.58   $   0.17   $  (0.04)  $  0.23  $   0.26   $   0.63
                                                     ========   ========   ========   =========  =======  ========   ========
Add back:
   Merger costs, unusual items and
    (gain)/loss on sale of business (b)                (5,049)      (513)        --     28,419        --        --     28,419
    Tax provision (benefit) related to
    merger costs, etc.                                  2,114        (78)        --     (8,604)       --        --     (8,604)
                                                     --------   --------   --------   --------   -------  --------   --------
PRO FORMA INCOME FROM CONTINUING
 OPERATIONS EXCLUDING MERGER COSTS,
 UNUSUAL ITEMS AND (GAIN)/LOSS ON SALE
 OF BUSINESS (a)(b)                                  $ 40,744   $ 47,006   $ 14,356   $ 16,544   $19,468  $ 22,498   $ 72,866
                                                     ========   ========   ========   ========   =======  ========   ========
PRO FORMA EPS FROM CONTINUING
 OPERATIONS EXCLUDING MERGER
 COSTS, ETC. (a)(b)                                  $   0.51   $   0.58   $   0.17   $   0.20   $  0.23  $   0.26   $   0.87
                                                     ========   ========   ========   =========  =======  ========   ========
Wtd Avg Shares                                         80,616     81,591     82,999     83,351    84,184    85,431     84,139

                                                                                                Total
                                                        Q1 2001   Q2 2001  Q3 2001    Q4 2001   2001
                                                       --------   -------  --------   -------  -------
NET INCOME                                             $  7,213   $19,921  $     12   $23,188  $50,334

EPS                                                    $   0.08   $  0.23  $   0.00   $  0.26  $  0.58

LESS:
   Cumulative change in accounting principle, net            --        --        --        --       --
   Income from discontinued operations, net of tax          881     1,249     1,208     1,294    4,632
   Gain on sale of discontinued operations, net              --        --        --        --       --
                                                       --------   -------  --------   -------  -------
 Net income from continuing operations                 $  6,332   $18,672  $ (1,196)  $21,894  $45,702
                                                       ========   =======  ========   =======  =======
EPS from continuing operations                         $   0.07   $  0.21  $  (0.01)  $  0.25  $  0.52
                                                       ========   =======  ========   =======  =======
Add back: goodwill amortization net of taxes (a)          3,118     3,198     3,203     3,119   12,638

Pro forma Net income from continuing operations (a)    $  9,450   $21,870  $  2,007   $25,013  $58,340
                                                       ========   =======  ========   =======  =======
Pro forma EPS from continuing operations (a)           $   0.11   $  0.25  $   0.02   $  0.28  $  0.67
                                                       ========   =======  ========   =======  =======
Add back:
   Merger costs, unusual items and
    (gain)/loss on sale of business (b)                  17,865        --    10,853        --   28,718
    Tax provision (benefit) related to
    merger costs, etc.                                   (6,655)       --    10,534        --    3,879
                                                       --------   -------  --------   -------  -------
PRO FORMA INCOME FROM CONTINUING
 OPERATIONS EXCLUDING MERGER COSTS,
 UNUSUAL ITEMS AND (GAIN)/LOSS ON SALE
 OF BUSINESS (a)(b)                                    $ 20,660   $21,870  $ 23,394   $25,013  $90,937
                                                       ========   =======  ========   =======  =======
PRO FORMA EPS FROM CONTINUING
 OPERATIONS EXCLUDING MERGER
 COSTS, ETC. (a)(b)                                    $   0.24   $  0.25  $   0.27   $  0.28  $  1.04
                                                       ========   =======  ========   =======  =======
Wtd Avg Shares                                           86,264    86,873    87,457    88,101   87,151


                                                                                                  Total
                                                        Q1 2002   Q2 2002    Q3 2002   Q4 2002     2002      Q1 2003
                                                       --------   --------   -------  --------   ---------   -------
NET INCOME                                             $  2,998   $ 24,113   $31,262  $ 31,454   $  89,827   $65,175

EPS                                                    $   0.03   $   0.27   $  0.35  $   0.35   $    1.01   $  0.73

LESS:
   Cumulative change in accounting principle, net       (24,416)        --        --        --     (24,416)       --
   Income from discontinued operations, net of tax        1,575      1,707     1,704     1,585       6,571       991
   Gain on sale of discontinued operations, net              --         --        --        --          --    32,893
                                                        --------   --------   -------  --------   ---------   -------
 Net income from continuing operations                 $ 25,839   $ 22,406   $29,558  $ 29,869   $ 107,672   $31,291
                                                       ========   ========   =======  ========   =========   =======
EPS from continuing operations                         $   0.29   $   0.25   $  0.33  $   0.34   $    1.21   $  0.35
                                                       ========   ========   =======  ========   =========   =======
Add back: goodwill amortization net of taxes (a)             --                   --        --          --        --

Pro forma Net income from continuing operations (a)    $ 25,839   $ 22,406   $29,558  $ 29,869   $ 107,672   $31,291
                                                       ========   ========   =======  ========   =========   =======
Pro forma EPS from continuing operations (a)           $   0.29   $   0.25   $  0.33  $   0.34   $    1.21   $  0.35
                                                       ========   ========   =======  ========   =========   =======
Add back:
   Merger costs, unusual items and
    (gain)/loss on sale of business (b)                      --      7,342        --        --       7,342        --
    Tax provision (benefit) related to
    merger costs, etc.                                        --     (2,818)       --        --      (2,818)       --
                                                       --------   --------   -------  --------   ---------   -------
PRO FORMA INCOME FROM CONTINUING
 OPERATIONS EXCLUDING MERGER COSTS,
 UNUSUAL ITEMS AND (GAIN)/LOSS ON SALE
 OF BUSINESS (a)(b)                                    $ 25,839   $ 26,930   $29,558  $ 29,869   $ 112,196   $31,291
                                                       ========   ========   =======  ========   =========   =======
PRO FORMA EPS FROM CONTINUING
 OPERATIONS EXCLUDING MERGER
 COSTS, ETC. (a)(b)                                    $   0.29   $   0.30   $  0.33  $   0.34   $    1.26   $  0.35
                                                       ========   ========   =======  ========   =========   =======
Wtd Avg Shares                                           88,969     89,692    89,612    89,064      89,194    89,374



(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Merger-related costs, unusual items and gain (loss) on sale of business represent costs not in the ordinary course of business which are excluded by management in assessing and managing its continuing operations and determining operational incentive awards and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:

                                                       Total      Total                                               Total
                                                       1998       1999      Q1 2000    Q2 2000   Q3 2000   Q4 2000     2000
                                                     --------   --------   --------   --------   -------  --------   --------
Merger transaction costs                                   --         --         --     11,579        --        --     11,579
Merger personnel related costs                            838         --         --      3,780        --        --      3,780
Other merger integration costs                             --         --         --      3,629        --        --      3,629
Write down of minority investments                         --        817         --         --        --        --         --
Asset impairments                                       2,920        732         --      6,954        --        --      6,954
Nonmerger severance                                        --        451         --      1,823        --        --      1,885
Other one-time charges                                     --         --         --        654        --        --        592
(Gain) loss on sale of business                        (8,807)    (2,513)        --         --        --        --         --
                                                       ------     ------     ------   --------   -------     -----     ------
   Total merger costs, unusual items,
    and (gain) loss on sale of business                (5,049)      (513)        --     28,419        --        --     28,419
                                                       ======     ======     ======   ========   =======     =====     ======

                                                                                                Total
                                                        Q1 2001   Q2 2001  Q3 2001    Q4 2001   2001
                                                       --------   -------  --------   -------  -------
Merger transaction costs                                     --        --        --        --       --
Merger personnel related costs                            1,832        --        --        --    1,832
Other merger integration costs                            2,433        --        --        --    2,433
Write down of minority investments                           --        --        --        --       --
Asset impairments                                        12,693        --        --        --   12,693
Nonmerger severance                                         838        --        --        --      838
Other one-time charges                                       69        --        --        --       69
(Gain) loss on sale of business                              --        --    10,853        --   10,853
                                                         ------      ----    ------      ----   ------
   Total merger costs, unusual items,
    and (gain) loss on sale of business                  17,865        --    10,853        --   28,718
                                                         ======      ====    ======      ====   ======

                                                                                                  Total
                                                        Q1 2002   Q2 2002    Q3 2002   Q4 2002     2002      Q1 2003
                                                       --------   --------   -------  --------   ---------   -------
Merger transaction costs                                   --           --       --        --          --        --
Merger personnel related costs                             --           --       --        --          --        --
Other merger integration costs                             --           --       --        --          --        --
Write down of minority investments                         --        2,370       --        --       2,370        --
Asset impairments                                          --        2,985       --        --       2,985        --
Nonmerger severance                                        --          567       --        --         567        --
Other one-time charges                                     --        1,420       --        --       1,420        --
(Gain) loss on sale of business                            --           --       --        --          --        --
                                                         ----       ------     ----      ----      -------     ----
   Total merger costs, unusual items,
    and (gain) loss on sale of business                    --        7,342       --        --       7,342        --
                                                         ====       ======     ====      ====      ======      ====